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                                                                  Exhibit 23.7


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the use of our report included herein and incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.



                                   /s/ DONALD G. JONES AND COMPANY, P.A.
                                  -----------------------------------------
                                       DONALD G. JONES AND COMPANY, P.A.

Columbia, South Carolina
August 30, 1994